Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Fourth Quarter 2025

2 Disclaimer and Forward - Looking Statement This presentation may contain “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc . (“KBDC”), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC . All forward - looking statements speak only as of the date of this presentation . KBDC does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law .

EXECUTIVE SUMMARY

Executive Summary

Quarterly Highlights

Financial Results	» Net investment income per share: $0.44 » Net asset value per share: $16.32 » Annualized ROE: 10.8% on net investment income » 4Q'25 dividend per share: $0.40 regular » Annualized regular dividend yield of ~9.8%[1]
Portfolio	» Total fair value was approximately $2.2 billion invested in 107 companies » Insignificant software exposure consistent with value lending strategy » Weighted average yield at amortized cost of debt investments was 10.4% excluding non-income producing investments and 10.1% including non-income producing investments[2] » 93% first-lien portfolio » Weighted average and median EBITDA of borrowers of $52.7 million[3][4] and $39.8 million[3][4], respectively » Average position size of 0.9% with 10 largest positions representing 19.5% of the portfolio[5] » 1.4% of investments (based on fair value) on non-accrual
Balance Sheet & Liquidity	» Outstanding debt balance was $1,130 million; quarter-end debt-to-equity ratio was 1.02x » Total liquidity of $588.4 million, including cash and cash equivalents of $43.4 and undrawn committed debt capacity of $545.0 million » $100 million Share Repurchase Plan: Repurchased 1,766,615 shares / $24.9 million for the three months ended December 31, 2025
Recent Events	» Declared 1Q'26 regular distribution of $0.40 per share on February 12, 2026 » Amended the Revolving Funding Facility to extend the maturity date and reduce borrowing cost

[1]Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. There can be no assurance that the same dividend yield will be achieved.
[2]Actual yields earned over the life of investments could be materially different from the yields presented herein.
[3]Excludes investments in broadly syndicated loans and opportunistic investments. As of December 31, 2025, KBDC held $47 million (fair market value) of broadly syndicated loans and $159 million (fair market value) of opportunistic investments, representing ~2% and ~7%, respectively, of total fair market value of investments. Opportunistic investments include Cuisine Solutions, M2S Group, SG Credit and Texas Coffee Partners.
[4]Excludes investments on watchlist representing 5.1% of total market fair value.
[5]Calculated as a percentage of total debt investments at fair value.

KAYNE ANDERSON
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5 CONFIDENTIAL 5 Team Expertise Unique Sourcing D iverse Portfolio Risk Management Shareholder Focus Executive Summary Investment Highlights Kayne Anderson BDC 2 3 4 5 6 Focus on core middle market in defensive, stable industries (insignificant software exposure) Experienced, long tenured leadership and investment team Execution framework driven by credit selectivity and quality Conservative portfolio of senior secured, PE backed, 1 st lien loans Active portfolio management and risk monitoring Investor alignment through market friendly fee structure » » » » » » » Value Lending 1

Executive Summary

At-a-Glance

- Scaled, differentiated BDC via focus on core middle market ($10-$75+ million of EBITDA)
- Target market and credit selection process facilitates: (i) conservative structures (first lien, lower leverage) in (ii) private equity-backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields

KBDC OVERVIEW (DECEMBER 31, 2025)

$2.2bn *Portfolio Fair Value ($2.5bn commitments)* ***(Q3: $2.3bn FV / $2.6bn commitments)***	**~93%** *First Lien Senior Secured* ***(Q3: ~94%)***	**107** *Portfolio Companies* ***(Q3: 108)***	**100%** *Financial Maint. Covenants[1]* ***(Q3: 100%)***	**1.4%** *FV Debt on Non-Accrual* ***(Q3: 1.4%)***
99% *PE Sponsored Companies[1]* ***(Q3: 99%)***	**~10.3%** *Wtd. Avg. Portfolio Yield[2]* ***(Q3: ~10.6%)***	**4.5x** *Wtd. Avg. Net Leverage[1,3]* ***(Q3: 4.4x)***	**2.4x** *Wtd. Avg. Interest Coverage[1,3]* ***(Q3: 2.4x)***	**10.8%** *NII Yield[4]* ***(Q3: 10.5%)***

[1]Excludes investments in broadly syndicated loans and opportunistic investments. As of December 31, 2025, KBDC held $47 million (fair market value) of broadly syndicated loans and $159 million (fair market value) of opportunistic investments, representing ~2% and ~7%, respectively, of total fair market value of investments. Opportunistic investments include Cuisine Solutions, M2S Group, SG Credit and Texas Coffee Partners.
[2]Weighted average yield is calculated on fair value of debt investments excluding non-income producing investments.
[3]Excludes investments on watchlist.
[4]NII yield is calculated by dividing annualized 4Q NII per share by NAV per share at December 31, 2025.

KAYNE ANDERSON | CONFIDENTIAL

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7 Executive Summary Key Financial Highlights 1 Yield on an annualized basis. ($000 except per share data) Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Net Investment Income $0.44 $0.43 $0.40 $0.40 $0.48 Net Realized and Unrealized Gains (Losses) ($0.12) ($0.08) ($0.05) ($0.09) $0.02 Net Income (loss) $0.32 $0.35 $0.35 $0.31 $0.50 Net Asset Value $16.32 $16.34 $16.37 $16.51 $16.70 Annualized ROE (on Net Investment Income) 10.8% 10.5% 9.8% 9.7% 11.5% Annualized ROE (on Net Income) 7.8% 8.6% 8.6% 7.5% 12.0% Regular Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Supplemental Distributions - - - - - Special Distributions - - $0.10 $0.10 $0.10 Total Distributions $0.40 $0.40 $0.50 $0.50 $0.50 Regular Distribution Yield (1) 9.8% 9.8% 9.8% 9.7% 9.6% Supplemental Distribution Yield (1) - - - - - Special Distribution Yield (1) - - 2.4% 2.4% 2.4% Total Distribution Yield 9.8% 9.8% 12.2% 12.1% 12.0% Total Debt $1,130,000 $1,153,000 $1,054,000 $1,015,500 $858,000 Net Assets $1,109,931 $1,140,096 $1,157,331 $1,176,559 $1,186,342 Debt-to-Equity at Quarter End 1.02x 1.01x 0.91x 0.86x 0.72x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

Portfolio Overview

Key Statistics

KEY PORTFOLIO STATISTICS ($ IN MILLIONS)

	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
Portfolio Highlights					
Funded Investments at Fair Value	$2,198	$2,256	$2,175	$2,167	$1,995
Number of Portfolio Companies	107	108	114	116	110
Average Position Size at Fair Value ($)	$20.5	$20.9	$19.1	$18.7	$18.1
Average Position Size at Fair Value (%)	0.9%	0.9%	0.9%	0.9%	0.9%
Portfolio Composition (at fair value)					
First Lien	93%	94%	98%	98%	98%
Second Lien	-	-	-	-	-
Subordinated[1]	5%	4%	1%	1%	1%
Equity	2%	2%	1%	1%	1%
Loans by Interest Rate Type					
% Floating Rate Debt Investments	95.7%	96.0%	100.0%	100.0%	100.0%
% Fixed Rate Debt Investments	4.3%	4.0%	0.0%	0.0%	0.0%
Asset Level Yields excluding non-income producing debt investments (at fair value)					
Weighted Average Yield on Private Credit Loans	10.4%	10.7%	10.9%	11.0%	11.3%
Weighted Average Yield on Broadly Syndicated Loans [2]	6.0%	6.7%	6.9%	6.9%	7.1%
Weighted Average Yield on Debt Investments	10.3%	10.6%	10.6%	10.5%	10.7%
Asset Level Yields including non-income producing debt investments (at fair value)					
Weighted Average Yield on Private Credit Loans	10.2%	10.5%	10.7%	10.8%	11.1%
Weighted Average Yield on Broadly Syndicated Loans [2]	6.0%	6.7%	6.9%	6.9%	7.1%
Weighted Average Yield on Debt Investments	10.1%	10.4%	10.4%	10.4%	10.6%
Non-accrual Debt Investments (at fair value)					
Non-accrual Investments	$31.0	$31.0	$34.5	$33.3	$25.0
Non-accrual Investments as a % of Debt Investments	1.4%	1.4%	1.6%	1.6%	1.3%
Number of Investments on Non-accrual	5	5	5	4	3

[1]Includes KBDC's investments in BC CS 2, L.P. and SG Credit Partners, Inc. which are considered subordinated debt.
[2]As of 12/31/2025, KBDC held $47 million (fair value) of broadly syndicated loans across 5 borrowers.

KAYNE ANDERSON

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10 SG Credit Subordinated Debt 4.3% Keany 1.8% CREO Group 1.7% Handgards 1.7% Vitesse 1.7% M2S 1.7% Century Box 1.7% FreshEdge 1.6% Improving 1.6% Zep 1.6% All Others 80.5% Portfolio Overview Diversity (As of December 31, 2025) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Calculated as a percentage of total debt investments at fair value. 2 In some instances, we have disclosed the borrower’s DBA name. 3 Calculated as a percentage of total fair value. BORROWER CONCENTRATION (1)(2) INDUSTRY CONCENTRATION INVESTMENT TYPE (3) (Avg Position: 0.9%) 107 Borrowers Private Credit, 96% BSL , 2% Equity , 2% » Diversified industry exposure across the portfolio, with insignificant exposure to software 20.0% 3.7% 3.8% 4.8% 6.6% 6.9% 9.1% 10.5% 10.8% 11.9% 11.9% All Others (16 Total) Chemicals Aerospace & Defense Financial Services Professional Services Machinery Containers and Packaging Food Products Health Care Providers & Services Commercial Services & Supplies Distributors

11 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($M) (1) ASSET MIX AT END OF PERIOD (2) » KBDC committed approximately $113 million to new investments in 4Q’25 » Portfolio is 96% floating rate and nearly all first lien senior secured loans » Asset mix at approximately 93% first lien senior secured ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Based on principal amount of investments and includes unfunded commitments. 2 Based on fair value of investments. 98% 98% 98% 98% 98% 98% 94% 93% 1% 1% 1% 1% 1% 1% 4% 5% 1% 1% 1% 1% 1% 1% 2% 2% 0% 20% 40% 60% 80% 100% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 First Lien Subordinated Debt Equity $463 $168 $183 $231 $340 $129 $296 $113 $- $100 $200 $300 $400 $500 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Gross New Investment Commitments(1) $463 $168 $183 $231 $340 $129 $296 $113 Investment Fundings (Private Credit) 147 136 184 207 294 129 262 97 Investment Fundings (BSL) 302 26 - - - - - - Investment Fundings (Equity) 1 1 1 2 1 - 12 2 Investments Repaid or Sold (Private Credit) (32) (41) (83) (139) (86) (72) (74) (132) Investments Repaid or Sold (BSL) - (55) (2) (18) (27) (47) (113) (20) Investment Repaid (Equity) - - - - (1) - - - Net Investment Activity $417 $67 $100 $52 $181 $10 $87 ($52)

FINANCIAL HIGHLIGHTS

13 Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV was lower by $0.02 per share, primarily the result of realized and unrealized losses on the portfolio ( - $0.12), partially of fset by net investment income exceeding dividends paid (+$0.04) and accretive share repurchases (+$0.06). $16.34 $0.90 ($0.01) ($0.11) ($0.46) ($0.40) $0.06 $16.32 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 3Q'25 NAV Interest Income Realized Gain (Loss) Unrealized Gain (Loss) Operating Expenses Regular Distribution Share Repurchase 4Q'25 NAV

14 Financial Highlights Dividend History 1 Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per shar e a t the end of the quarter and annualizing such amount over four quarterly periods. 2 All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY (2) DIVIDEND AND NII YIELD (1) » Prior to 2024 , KBDC did not distinguish between regular and supplemental or special distributions and generally distributed substantially all its income on a quarterly basis ▪ During 1 Q’ 24 , KBDC established a $ 0 . 40 per share regular dividend ▪ KBDC paid three special dividends on 12 / 20 / 24 , 3 / 18 / 25 and 6 / 24 / 25 following pre - IPO share lock - up expirations » As of December 31 , 2025 , KBDC had undistributed net investment income of $ 0 . 21 per share 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 NII Yield 12.5% 12.3% 12.5% 11.5% 9.7% 9.8% 10.5% 10.8% Total Dividend Yield 9.6% 9.7% 9.6% 12.0% 12.1% 12.2% 9.8% 9.8% $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.10 $0.10 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Base Dividend Special Dividend

BALANCE SHEET AND OPERATING RESULTS

16 Balance Sheet Summary ($000 except per share data) Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Assets Long-term investments (fair value) $2,198,421 $2,255,513 $2,174,640 $2,166,770 $1,995,143 Cash and cash equivalents 43,436 46,125 44,355 45,980 71,058 Deposits for investments 13,015 - - - - Receivable for sales of investments 7,168 14,150 14,813 - - Receivable for principal pmts. on invest. 308 334 615 220 540 Interest receivable 24,063 21,500 21,329 17,240 14,965 Prepaid expenses and other assets 291 346 239 290 958 Total Assets $2,286,702 $2,337,968 $2,255,991 $2,230,500 $2,082,664 Liabilities Debt $1,129,701 $1,153,000 $1,054,000 $1,015,500 $858,000 Unamortized debt issuance costs (12,703) (11,736) (11,527) (12,461) (9,875) Shares repurchased payable 496 706 193 144 - Distributions payable 27,213 27,927 28,291 28,514 28,424 Management fee payable 5,613 5,583 4,624 3,848 3,712 Incentive fee payable 3,935 4,419 4,452 4,490 - Accrued expenses and other liabilities 22,516 17,973 18,627 13,906 16,061 Total Liabilities $1,176,771 $1,197,872 $1,098,660 $1,053,941 $896,322 Net Assets: Common Shares 68 70 71 71 71 Additional paid-in capital 1,108,001 1,133,350 1,147,270 1,156,039 1,152,396 Total distributable earnings (deficit) 1,862 6,676 9,990 20,449 33,875 Total Net Assets $1,109,931 $1,140,096 $1,157,331 $1,176,559 $1,186,342 Total Liabilities and Net Assets $2,286,702 $2,337,968 $2,255,991 $2,230,500 $2,082,664 Net Asset Value Per Common Share $16.32 $16.34 $16.37 $16.51 $16.70 Debt to equity at quarter end 1.02x 1.01x 0.91x 0.86x 0.72x Average debt to equity 1.03x 0.97x 0.87x 0.79x 0.69x Average Debt Outstanding 1,162,788 1,110,174 1,013,511 927,772 817,288

17 Operating Results Summary ($000 except per share data) Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Investment income: Interest and dividend income $57,325 $59,227 $55,235 $54,939 $55,753 Payment-in-kind interest income 4,578 2,146 2,063 306 587 Total investment income $61,903 $61,373 $57,298 $55,245 $56,340 Expenses: Management fees 5,613 5,583 5,412 5,131 4,950 Incentive fees 3,935 4,419 4,452 4,490 5,104 Interest expense 20,645 20,207 18,384 17,125 16,552 Other general and admin. expenses 1,120 1,118 1,129 1,084 1,228 Excise tax expense (benefit) 474 - - (43) 825 Total expenses $31,787 $31,327 $29,377 $27,787 $28,659 Management fee waiver - - (788) (1,283) (1,238) Incentive fee waiver - - - - (5,104) Net expenses $31,787 $31,327 $28,589 $26,504 $22,317 Net investment income $30,116 $30,046 $28,709 $28,741 $34,023 Net realized gains (losses) (613) (22) (10) 566 708 Net change in unrealized gains (losses) (7,204) (4,983) (3,471) (6,511) 1,435 Income tax (expense) benefit (331) (428) (318) (581) (717) Net increase in net assets resulting from operations $21,968 $24,613 $24,910 $22,215 $35,449 Net investment income per share $0.44 $0.43 $0.40 $0.40 $0.48 Earnings per share $0.32 $0.35 $0.35 $0.31 $0.50 Weighted average shares outstanding 68,482,556 70,430,331 70,901,688 71,234,684 71,032,941 For the Three Months Ended

18 Balance Sheet and Liquidity Financing Profile Note: Commitment and drawn amounts are as of December 31, 2025. 1 Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($M) FINANCING PER QUARTER ($M) » KBDC has diverse and adequate sources of liquidity to maintain its target debt - to - equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding ▪ During February 2026, KBDC amended its Funding Facility to extend the maturity and reduce the spread to 1.95% Commitment Drawn Availability Pricing Maturity Corporate Facility $475.0 $135.0 $340.0 S + 2.10% November 22, 2029 Funding Facility 675.0 525.0 150.0 S + 1.95% February 20, 2031 Funding Faclity II 250.0 195.0 55.0 S + 2.25% December 22, 2029 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Series C Notes 40.0 40.0 - S + 2.32% June 30, 2028 Series D Notes 60.0 60.0 - S + 2.37% June 30, 2028 Series E Notes 100.0 100.0 - S + 2.6565% October 15, 2030 Total $1,675.0 $1,130.0 $545.0 $817 $928 $1,014 $1,110 $1,163 7.9% 7.4% 7.2% 7.1% 6.9% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $0 $200 $400 $600 $800 $1,000 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 Average Daily Borrowing Average Interest Rate